                          SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to
                             Section 14(a) of the
                       Securities Exchange Act of 1934
                            (Amendment No.      )
                                           -----

  Filed by Registrant     [     ]
  Filed by a Party other than Registrant     [     ]
  Check the appropriate box:
       [   ]  Preliminary Proxy Statement
       [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
       [ X ]  Definitive Proxy Statement
       [   ]  Definitive Additional Materials
       [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
              Section 240.14a-12

                                RENTECH, INC.
               (Name of Registrant as Specified In Its Charter)

                     LOREN L. MALL, BREGA & WINTERS P.C.
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

  Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required.
       [   ]  Fee computed on table below per Exchange Act Rules
              14a-6(i)(4) and 0-11.
                1) Title of each class of securities to which transaction applies.

               2) Aggregate number of securities to which transaction applies.

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4)  Proposed maximum aggregate value of transaction:

               5)  Total fee paid:

       [   ]  Fee paid previously with preliminary materials.

       [   ]  Check box if any part of the fee is offset as provided by
  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:

               2)  Form, Schedule or Registration Statement No.:

               3)  Filing Party:

               4)  Date Filed:

                                RENTECH, INC.
                         1331 17th Street, Suite 720
                            Denver, Colorado 80202

                       -------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 12, 1997
                       -------------------------------

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Rentech, Inc., a Colorado corporation (the Company), will be held at The Adams Room, The Executive Tower Inn, 1405 Curtis Street, Denver, Colorado, on June 12, 1997 at 10:00 a.m. (local time) for the following purposes:

       1. To elect one director to the Company's Board of Directors to hold office for a three-year term and until his successor is elected and qualified; and

       2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

       Only holders of record of the common stock of the Company at the close of business on April 22, 1997 will be entitled to notice of and to vote at the meeting.

                                By Order of the Board of Directors



                                Ronald C. Butz, Secretary

  Dated:  April 23, 1997





  ALL OF THE SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING
    POSTPAID ENVELOPE.

                                  RENTECH, INC.
                           1331 17th Street, Suite 720
                              Denver, Colorado 80202
                                 (303) 298-8008


                        ------------------------------

                               PROXY STATEMENT

                        ------------------------------


                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 12, 1997

                        ------------------------------


       The accompanying proxy is solicited by the Board of Directors of Rentech, Inc. (the "Company") for use at the annual meeting of stockholders (the "Annual Meeting") to be held at The Adams Room, The Executive Tower Inn, 1405 Curtis Street, Denver, Colorado, on June 12, 1997 at 10:00 a.m., local time, and at any and all adjournments thereof for the purposes set forth in the notice of annual meeting of stockholders. The Company anticipates that this proxy statement and the accompanying form of proxy will be first sent or given to stockholders on or about April 24, 1997.

       Any stockholder giving such a proxy has the right to revoke the proxy at any time before it is voted by written notice to the secretary of the Company, by executing a new proxy bearing a later date, or by voting in person at the annual meeting. A proxy, when executed and not revoked, will be voted in accordance therewith. If no instructions are given, proxies will be voted FOR the election of the nominees for director identified in this proxy statement, and FOR all other proposals presented by management.

       All expenses in connection with the solicitation of proxies will be borne by the Company. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith. Certain directors, officers and employees of the Company not specifically employed for that purpose may solicit proxies without additional compensation by mail, telephone, facsimile transmission, telegraph or personal interview.


                     VOTING SECURITIES AND VOTING RIGHTS

       The close of business on April 22, 1997 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. On that date, the Company had outstanding 16,868,891 shares of common stock. The shares of common stock are all entitled to vote on the matters to come before the annual meeting.

       Each outstanding share of common stock entitles the holder to one vote. There are no cumulative voting rights. The presence in person or by proxy of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the meeting, but, if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve the matters specified herein to be voted upon. Any holder of shares represented by a proxy that has been returned properly signed by the stockholder of record will be considered present for the purpose of determining whether or not a quorum exists even if the proxy contains abstentions or broker non-votes.


                            ELECTION OF DIRECTORS

       The Company has established the number of directors to serve on its Board of Directors as six. The directors are divided into three classes, each class with staggered three-year terms of office. At each annual meeting of stockholders, the terms of a class of directors expire and a nominee or nominees are elected to hold office for three-year terms to succeed the directors whose terms expire at the meeting. At this meeting, one director will be elected to hold office for a term expiring at the annual meeting of stockholders to be held in 2000 and until the election and qualification of his successor.

       The two directors whose terms are expiring, Erich W. Tiepel and D. Barry McKennitt, are the Class III directors. Erich W. Tiepel has been nominated by the Board of Directors for reelection. Mr. Tiepel has consented to serve as director, if elected, and the Board of Directors has no reason to believe that he will be unable to serve. The Board of Directors has not nominated another person for the second expiring position or for the current vacancy on the board of directors, but has begun a search for qualified persons to serve as directors. The Board believes that, in connection with the Company's plan to expand its business, it would be well served by nominees with broad experience in business. If the Board succeeds in attracting qualified persons, it expects to fill the two remaining vacancies by appointment. Election by shareholders requires the affirmative vote by holders of at least a majority of the shares voting on the matter, and the Board of Directors recommends a vote FOR the election of the nominee. In the absence of instructions to the contrary, shares represented by all proxies will be voted for the election of all such nominees. If for any reason any nominee is unable to serve, the Board of Directors may designate substitute nominees, in which event the shares represented by all proxies will be voted for such substitute nominees, unless an instruction to the contrary is indicated on the proxy.

       The Board of Directors does not have a standing nominating committee. The Board selects director nominees and will consider suggestions by stockholders for names of possible future nominees delivered in writing to the Secretary of the Company on or before January 15 in any year. CMPS&F Pty Limited, an Australian engineering and construction management group that is a shareholder, and an investment group identified as RIG 86, are each entitled to have a nominee of their choice serve on the Board of Directors, subject to shareholder election. As of this date, these rights have not been exercised, and the Company has no indication that they will be exercised. The Board has a stock option committee, which consists of Erich W. Tiepel and D. Barry McKennitt up to the date of the meeting of shareholders. The primary function of the committee is to administer the Company's stock option plans. The committee met three times during the nine months ended September 30, 1996. All committee members attended those meetings. The Board has an audit committee, whose function is to assist the Board in fulfilling its responsibilities for financial reporting by the Company and to review the scope of the audit and the reports of the Company's independent auditors. Members of the audit committee, up to the date of the meeting of shareholders, are Mark S. Bohn and D. Barry McKennitt.
  The audit committee met one time during the nine months ended September 30, 1996. All committee members attended that meeting.

       During the nine months ended September 30, 1996, the full Board of Directors met seven times. No director attended less than 75% of the meetings.


       1997 Nominee for Election to the Board of Directors:

                                                       Director   Term to
      Director's Name   Principal Occupation           Since      Expire
      ---------------   --------------------           --------   ------

      Erich W. Tiepel   President, Resource
                          Technologies Group, Inc.      1983      2000


       Erich W. Tiepel, Director--

       Dr. Tiepel, age 53 obtained a Bachelor of Science degree in Chemical Engineering from the University of Cincinnati in 1967, and a Ph.D. in Chemical Engineering from the University of Florida in 1971. Dr. Tiepel has twenty-three years of experience in all phases of process design and development, plant management and operations for chemical processing plants. In 1981, Dr. Tiepel was a founder of Resource Technologies Group, Inc. ("RTG"), a high technology consulting organization specializing in process engineering, water treatment, hazardous waste remediation, and regulatory affairs. Dr. Tiepel has been president of RTG since its inception. From 1977 to 1981 he was project manager for Wyoming Mineral Corporation, a subsidiary of Westinghouse Electric Corp., Lakewood, Colorado, where his responsibilities included management of the design, contraction and operation of ground water treatment systems for ground water cleanup programs. From 1971 to 1976 he was a principal project engineer for process research for Westinghouse Research Labs. From 1967 to 1971, he was a trainee of the National Science Foundation at the University of Florida in Gainesville, Florida. Dr. Tiepel has been a director of the Company since 1983.

       Continuing Class I Directors (with terms expiring in 1998):

       Mark S. Bohn, Director--

       Dr. Bohn, age 46, received a Bachelors degree in Mechanical Engineering from Georgia Institute of Technology, Atlanta, Georgia, in 1972, and a Master of Science degree in Mechanical Engineering in 1973 and a Ph.D. in Mechanical Engineering in 1976, both from the California Institute of Technology, Pasadena, California. He was employed from 1976 through 1978 at the General Motors Research Laboratories in Warren, Michigan, on research in bluff body aerodynamics, wind tunnel experimentation, flow visualization, and the fluid mechanics of engine intake ports. Since 1978 he has been employed by Midwest Research Institute at the Solar Energy Research Institute in Golden, Colorado, working on conversion of organic materials to liquid hydrocarbon fuels, high temperature applications of solar energy, power cycles for ocean thermal energy conversion, direct contact heat transfer and building heat transfer. Dr. Bohn is a registered Professional Engineer in Colorado and a member of the American Society of Mechanical Engineers. He has published several articles on liquid fuel production, organic waste, heat transfer, power cycles, aerodynamics, optics, acoustics, solar thermal energy, and co-authored the textbook Principles of Heat Transfer, (West Educational Publishing). He was a founding officer of the Company and has been a director since organization of the Company in 1981.

       Ronald C. Butz, Vice President, Chief Operating Officer, Secretary
                       and Director--

       Mr. Butz, age 59, received a Bachelor of Science degree in Civil Engineering from Cornell University in 1961 and a Juris Doctor degree from the University of Denver in 1965. From 1966 to 1982, Mr. Butz was a practicing attorney in Denver, Colorado with the firm of Grant, McHendrie, Haines and Crouse, P.C. In 1982, Mr. Butz became a shareholder, vice president and chief operating officer of World Agricultural Systems, Ltd., a privately-held Colorado corporation specializing in the international marketing of commodity storage systems. He resigned these offices in December 1983. In 1984, Mr. Butz became president of Capital Growth, Inc., a privately-held Colorado corporation providing investment services and venture capital consulting. In 1984, he also became a director of the Company. In October 1989, Mr. Butz was appointed a vice president of the Company. In June 1990 he was appointed secretary of the Company, and in May 1996 he was appointed chief operating officer.

       Continuing Class II Director (with term expiring in 1999):

       Dennis L. Yakobson, President, Chief Executive Officer, Director and
                           Chairman of the Board--

       Mr. Yakobson, age 60, received a Bachelor of Science degree in Civil Engineering from Cornell University in 1959 and a Masters Degree in Business Administration from Adelphi University in 1963. From 1960 to 1969 he was employed by Grumman Aerospace Corporation, with the final position held being that of contract administrator with responsibility for negotiation of prime contracts with governmental agencies. From 1969 to 1971 he was employed by Martin Marietta Corporation, Denver, Colorado (now Lockheed Martin Corporation) in a similar position, and from 1971 through 1975 was employed by Martin Marietta as marketing engineer in space systems. In 1975 he was employed by Wyoming Mineral Corporation in Denver as a contract administrator. Shortly thereafter, he became group leader-land and was responsible for the direction of all activities in lease administration and for all in-house landmen. In 1976, he was employed by Power Resources Corporation, Denver, Colorado, a mineral exploration company, as vice president-land, secretary, treasurer, and a director. In 1979, he became a director and the secretary of Nova Petroleum Corporation also in Denver, Colorado, and in 1981 became its vice president of administration and finance. He resigned from Nova in November of 1983 to assume the presidency of the Company. He serves as chairman of the board of directors of the Company and its chief executive officer.

       There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was elected.

       The Company has adopted a salary reduction simplified employee pension plan but presently has no other pension, retirement or similar plans. The Company has profit-sharing and stock option plans. It provides a medial reimbursement plan and life insurance coverage to officers and directors and may provide other benefits to officers and employees in the future. It may also compensate non-employee directors for attendance at board and committee meetings at a per diem rate to be determined plus reimbursement of actual expenses incurred in attending such meetings.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following tables set forth certain information as of the record date by (i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation" and by all executive officers and directors as a group:

                                                                                    Percent
                                                                                    of Class
                                                     Amount and Nature              Based on
                           Positions and             of Beneficial Common           Beneficial
Name and Address           Offices Held              Stock Ownership(1)             Ownership
----------------           -------------             --------------------           ----------

Charles B. Benham          Vice President -             275,440 of record            3.1%
7234 So. Jellison Ct.      Research &                  (247,940 indirectly(2)
Littleton, CO 80123        Development, and
                           Director

Mark S. Bohn               Director                     443,431 of record            3.6%
1614 Tamarac Drive                                     (168,546 indirectly)(2)
Golden, CO 80401

Dennis L. Yakobson         President, Chief             404,354 of record            3.9%
12544 W. 87th Avenue       Executive Officer           (253,700 indirectly)(2)
Arvada, CO 80005           and Director

Erich W. Tiepel            Director                      59,252 of record            1.3%
2494 Houston Waring Cir.                               (162,099 indirectly)(2)
Littleton, CO 80120

Ronald C. Butz             Vice President, Chief        164,151 of record            4.6%
711 Marion Street          Operating Officer,          (617,372 indirectly)(2)(3)
Denver, CO 80218           Secretary and Director

D. Barry McKennitt         Director                      65,000 of record            (4)
415 Hayward Mill Road                                   (80,000 indirectly)
Concord, MA 01742

James P. Samuels           Vice President -             127,875 of record            2.7%
1331 17th St., Suite 720   Finance, Treasurer,         (335,000 indirectly)(5)
Denver, CO 80202           Chief Financial Officer

Frank L. Livingston        Vice President, Okon,          ---                        ---
6000 West 13th Avenue      Inc.
Lakewood, CO 80214

All Directors and          Officers and Directors     1,539,325 of record(3)        20.1%
Executive Officers                                   (1,864,657 indirectly)         (9.1% of
as a Group (8 persons)                                                              record)

<F1>   Does not include shares of common stock issuable upon any exercise of any stock options that may hereafter be granted.
<F2>   Includes shares of common stock underlying presently exercisable stock options and stock purchase warrants.
<F3>   Includes 369,432 shares of common stock held of record by his spouse as to which shares Mr. Butz disclaims beneficial ownership and shares of common stock underlying presently exercisable stock options and stock purchase warrants.
<F4>   Less than one percent.
<F5>   Shares of common stock underlying presently exercisable stock purchase warrants.

                               EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:



                                                            Officer
                                                            of the
                            Positions Held                  Company
Name                  Age   With Company                    Since
----                  ---   --------------                  -------

Dennis L. Yakobson    60    President, Chief Executive      1981
                            Officer and Chairman of the
                            Board

Charles B. Benham     60    Vice President - Research &     1981
                            Development

Ronald C. Butz        59    Vice President, Chief           1984
                            Operating Officer, Secretary
                            and Director

James P. Samuels      50    Vice President - Finance,       1997
                            Treasurer, Chief Financial
                            Officer

Frank L. Livingston   54    Vice President, Okon, Inc.      1997


       James P. Samuels, Vice President - Finance, Treasurer and Chief Financial Officer--

       Mr. Samuels, age 50, has executive experience in general corporate management, finance, sales and marketing, information technologies, and consulting for both large companies and development stage businesses. He received a Bachelor's degree in Business Administration from Lowell Technological Institute, in 1970, and a Master of Business Administration degree in 1972 from Suffolk University, Boston, Massachusetts, in 1972. He completed an executive program in strategic market management through Harvard University in Switzerland in 1984. From December 1995 through April 1996, he provided consulting services in finance and securities law compliance to Telepad Corporation, Herndon Virginia, a company engaged in systems solutions for field force computing. From 1991 through August 1995, he served as chief financial officer, vice president-finance, treasurer and director of Top Source, Inc., Palm Beach Gardens, Florida, a development stage company engaged in developing and commercializing state-of-the-art technologies for the transportation, industrial and petrochemical markets. During that employment, he also served as president of a subsidiary of Top Source, Inc. during 1994 and 1995. From 1989 to 1991, he was vice president and general manager of the Automotive group of BML Corporation, Mississauga, Ontario, a privately-held company engaged in auto rentals, car leasing, and automotive insurance. From

  1983 through 1989, he was employed by Purolator Products Corporation, a large manufacturer and distributor of automotive parts. He was president of the Mississauga, Ontario branch from 1985 to 1989; a director of marketing from 1984 to 1985; and director of business development and planning during 1983 for the Rahway, New Jersey filter division headquarters of Purolator Products Corporation. From 1975 to 1983, he was employed by Bendix Automotive Group, Southfield, Michigan, a manufacturer of automotive filters, electronics and brakes. He served in various capacities, including group director for management consulting services on the corporate staff, director of market research and planning, manager of financial analysis and planning, and plant controller at its Fram Automotive division. From 1973 to 1974, he was employed by Bowmar Ali, Inc., Acton, Massachusetts, in various marketing and financial positions, and in 1974 he was managing director of its division in Wiesbaden, Germany.


       Frank L. Livingston, Vice President and General Manager, Okon, Inc.

       Mr. Livingston, age 54, received a Bachelor of Science degree in Chemistry from Colorado State University in 1965. He worked for Mallinckrodt Chemical Co. from 1965 to 1971. While at Mallinckrodt Chemical Co., he worked as a process research chemist and formulator prior to becoming a specialty marketing manager for the industrial chemical division. From 1971 to 1975 Mr. Livingston was employed by Gates Rubber Co. in Denver, Colorado as a sales and marketing manager for a specialty chemical venture start-up business within the company. He also worked as a research market analyst for the venture group. Projects of the venture group included specialty chemicals, lead-acid battery technology as well as rubber products made by the company for off-shore oil exploration and production. Mr. Livingston joined Okon, Inc. in 1975 as sales manager and was promoted to Vice President of Sales in 1984.
  Mr. Livingston also became a 24% owner of the company at that time. In addition to his sales and marketing responsibilities, he was also responsible for manufacturing and research and development for the company. Mr. Livingston also served on the Board of Directors. With the sale of Okon, Inc. to Rentech in 1997, Mr. Livingston became Vice President and General Manager for Okon, Inc. and continues to serve on Okon's Board of Directors.

       The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. Executive officers generally are elected at the annual director meeting immediately following the annual stockholder meeting. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby, without prejudice to contractual rights, if any, of the person so removed.

       There are no family relationships among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was selected.

                                                      PAGE 11
                            EXECUTIVE COMPENSATION

  Employment Contracts

       The Company employs Messrs. Yakobson, Benham and Butz pursuant to employment contracts which extend through March 31, 1999. The contracts provide for annual cost of living adjustments. Mr. Samuels is employed pursuant to an employment contract that extends to December 31, 1998. Mr. Livingston is employed according to a contract that extends to March 14, 2000.

       The contracts provide that the individuals will serve in their present capacities as officers, together with such duties, responsibilities and powers as the Board of Directors may reasonably specify. If the Company terminates employment early without cause, the contracts provide for continuation of salary for the remainder of the term or one year, whichever is more, as severance pay. No damages are payable by an employee to the Company if the employee terminates his employment before the end of the contract term. The contracts impose obligations of confidentiality as well as covenants not to compete with the Company for three years following termination of employment for any reason whatsoever.


  Cash Compensation

       The following table shows all cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the four other highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                                                Summary Compensation Table

                                                                        Long Term Compensation
                                  Annual Compensation                 Awards            Payouts
                             ---------------------------------   -------------------   -------
(a)                   (b)    (c)             (d)     (e)         (f)         (g)       (h)        (i)
                                                     Other       Restricted                        All
Name and                                             Annual      Stock                  LTIP       Other
Principal                                    Bonus   Compen-     Award(2)    Options/   Payouts    Compen-
Position              Year   Salary($)       ($)     sation($)   ($)         SARs (#)   ($)        sation($)
---------             ----   ---------       -----   --------    ----------  --------   -------    ---------

Dennis L. Yakobson,   1996   $ 60,937(1)(2)  ---     ---         ---         ---        ---        $166,200(7)
  President, Chief    1995    102,486(3)     ---     ---         ---         ---        ---          79,382(8)
  Executive Officer   1994    105,516        ---     ---         ---         ---        ---          59,382(8)

Ronald C. Butz,       1996   $ 58,825(1)(4)  ---     ---         ---         ---        ---         160,440(7)
  Vice President      1995     98,934(5)     ---     ---         ---         ---        ---          79,382(8)
  Research &          1994    101,868        ---     ---         ---         ---        ---          59,382(8)
  Development

Charles B. Benham,    1996   $ 58,825(1)(4)  ---     ---         ---         ---        ---         160,440(7)
  Vice President      1995     98,934(1)(5)  ---     ---         ---         ---        ---          79,382(8)
  Research &          1994    101,868        ---     ---         ---         ---        ---          59,382(8)
  Development

James P. Samuels      1996   $ 17,500(6)     ---     ---         ---         ---        ---            ---
  Vice President -
  Finance, Treasurer
  and Chief
  Financial Officer


                                                               PAGE 12


<F1>    The 1996 fiscal period consists of the nine months from January 1, 1996 to September 30, 1996.
<F2>    In lieu of additional cash compensation, 124,650 shares of restricted stock were issued as compensation.
<F3>    1995 salary of $8,310 was deferred and was converted into 41,550 restricted shares of the Company's common stock.
<F4>    In lieu of additional cash compensation, 120,330 shares of restricted stock were issued as compensation.
<F5>    1995 salary of $8,022 was deferred and has been converted into 40,110 restricted shares of the Company's common stock.
<F6>    Employed starting May 1, 1996.
<F7>    Warrants to purchase common shares at $.25 each expiring September 20, 1997 issued in lieu of additional cash compensation.
<F8>    No stock options or SARs were granted to the executive officers during 1994 or 1995.  The figures shown result from extensions during 1994 and 1995 of the expiration dates of stock options previously granted.


  Option/SAR Exercises and Holdings

       The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the nine months from January 1, 1996 to September 30, 1996:


                       Aggregated Options/SAR Exercises
               in Last Fiscal Year and FY-End Option/SAR Values:

  (a)                          (b)              (c)          (d)                            (e)
                                                            Number of Securities           Value of
                             Shares                         Underlying Unexercised         Unexercised In-the-Money
                             Acquired         Value         Options/SARs at FY-End (#)     Options/SARs at FY End($)
Name                         on Exercise(#)   Realized($)   Exercisable/Unexercisable      Exercisable/Unexercisable
-------------------          --------------   -----------   -------------------------      -------------------------

Dennis L. Yakobson           ---              ---           96,882(1)                      $-0-(1)
Ronald C. Butz               ---              ---           96,882(1)                      $-0-(1)
Charles C. Benham            ---              ---           96,882(1)                      $-0-(1)
James P. Samuels             ---              ---            ---                           $-0-(1)

<F1>   Exercisable.  The fiscal 1996 period consisted of the nine months from January 1, 1996 to September 30, 1996.


  Option/SAR Repricings

       There have been no adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal period ended September 30, 1996.


                                        Option/SAR Grants in Last Fiscal Year*

                                                                                  Potential Realizable
                                                                                  Value at Assumed Annual
                                                                                  Rates of Stock Price
                                             Individual Grants                    Appreciation for Option Term

(a)                 (b)            (c)            (d)                   (e)       (f)     (g)    (h)
                    Number of      % of Total                Market
                    Securities     Options/SARs   Exercise   Price on
                    Underlying     Granted to     or Base    Date of    Expi-
                    Options/SARs   Employees in   Price      Grant      ation
Name                Granted(#)     Fiscal Year    ($/Sh)     ($/Sh)*    Date      0%($)   5%($)  10%
------------------  ------------   ------------   --------   --------   -----     -----   ----   ---

Dennis L. Yakobson  ---            ---            ---        ---        ---       ---     ---    ---
Ronald C. Butz      ---            ---            ---        ---        ---       ---     ---    ---
Charles B. Benham   ---            ---            ---        ---        ---       ---     ---    ---
James P. Samuels    ---            ---            ---        ---        ---       ---     ---    ---

_____________

*  The fiscal 1996 period consisted of the nine months from January 1, 1996 to September 30, 1996.


  Profit Sharing Plan

       The Company has adopted a profit-sharing plan for the benefit of all employees. The plan will be administered by a committee appointed by the board of directors. Awards by the committee to its members will be subject to approval by the disinterested members of the board of directors. Awards are discretionary and shall not aggregate an amount in excess of five percent of audited pre-tax earnings before depreciation, amortization and extraordinary income for the preceding fiscal year. However, bonuses are payable only if such pre-tax earnings exceed $500,000 for the year, a condition that has not yet been met.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Erich W. Tiepel, a director, owns 50 percent of Resource Technologies Group, Inc. The Company has contracted with Resource Technologies Group to perform engineering services for $3,745, which was discharged during the nine-month period ended September 30, 1996 through issuance of 18,724 restricted shares of the Company's common stock and a warrant expiring September 20, 1997 to purchase the same number of shares of the common stock at $.25 per shares. There were no payments in fiscal year 1995. Contract payments by the Company in 1994 were $149.

       Mark S. Bohn, a director, performed engineering consulting services for the Company during the nine months ended September 30, 1995 and, in lieu of cash payment, was issued 91,046 shares of restricted stock and warrants expiring September 20, 1997 for the purchase at $.25 per share of the same number of shares of common stock as he was issued in lieu of stock. During 1995 he performed engineering consulting services in the amount of $11,976 and during 1994 in the amount of $8,904.

       During the nine months ended September 30, 1996 certain sums that the Company owed its officers for salaries were discharged by the issuance of the Company's restricted common stock. The number of such shares issued were 160,440 to Charles B. Benham, 160,440 to Ronald C. Butz and 166,200 to Dennis L. Yakobson, respectively. Each of them were also issued warrants expiring September 20, 1997 for the purchase at $.25 per share of the same number of shares of common stock as they were issued in lieu of salary.


                        OTHER MATTERS TO BE VOTED UPON

       Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are property brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


                        COMPLIANCE WITH SECTION 16(a)
                  UNDER THE SECURITIES EXCHANGE ACT OF 1934

       The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and executive officers have complied with applicable filing requirements.


                        INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has selected BDO Seidman, LLP as the independent certified public accountants to audit the books, records and accounts of the Company for its 1996 fiscal year. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

       A representative of BDO Seidman LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.


                            STOCKHOLDER PROPOSALS

       Proposals of stockholders intended to be presented at the 1998 annual meeting of Stockholders must be received by the Company on or before March 15, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                                OTHER MATTERS

       Management does not know of any other matters to be brought before the annual meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Directors,



                                      Ronald C. Butz, Secretary
  April 23, 1997

  PROXY                         RENTECH, INC.                         PROXY
                         1331 17th Street, Suite 720
                           Denver, Colorado 80202

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Linda D. Kansorka and Charles B. Benham as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Rentech, Inc. held of record on April 22, 1997 by the undersigned at the annual meeting of shareholders to be held at the Adams Room, The Executive Tower Inn, 1405 Curtis Street, Denver, Colorado on June 12, 1997 at 10:00 a.m. local time, and at any adjournment thereof.

  1.  ELECTION OF DIRECTOR   /   /  FOR nominee listed below (except
                                    as marked to the contrary below.)

                            /   /   WITHHOLD AUTHORITY to vote for
                                    nominee listed below.

       For a three-year term to 2000 and until his successor is elected and qualified:
                            Erich W. Tiepel

          (INSTRUCTION: Mark only one box. To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

       -------------------------------------------------------------------


  2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND FOR ALL OTHER PROPOSALS.

  Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

       Dated:                                             , 1997
               -------------------------------------------


               -------------------------------------------------


               -------------------------------------------------
                                  Signature

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.